Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Lannett Company, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Farber, the Chief Executive Officer of the Company, and I, Brian Kearns, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: Nov. 7, 2005	/s/William Farber

William Farber,
Chairman of the Board and Chief Executive Officer

Dated: Nov. 7, 2005	/s/Brian Kearns

Brian Kearns,
Vice President of Finance, Treasurer, and Chief Financial Officer

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